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                                                                   EXHIBIT 99.1

                               Cordia Corporation
                              54 Danbury Road #370
                          Ridgefield, Connecticut 06877


                                 August 14, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Cordia Corporation
         Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                                 Very truly yours,

                                                 Cordia Corporation

                                                 By:    /s/ Craig C. Gironda
                                                        ------------------------
                                                        Craig C. Gironda
                                                        Chief Executive Officer